UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 January 26, 2007                               0-25753
------------------------------------------------        ----------------------
Date of Report (Date of earliest event reported)        Commission File Number

                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                                    87-0449667
-------------------------------        ---------------------------------------
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
 incorporation or organization)



           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 998-7557
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                 903 Clint Moore Road, Boca Raton, Florida 33487
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01  Entry into a Material Definitive Agreement.

         On January 26, 2007, we entered into an agreement with Cornell Capital Partners, LP and its affiliate Montgomery Equity Partners, Ltd. (together "Cornell"), to amend the 14.25% secured convertible debenture and the 5% Series B secured convertible debentures which Cornell holds. Cornell has agreed not to exercise its rights of conversion under, or accrue further interest on, the aforementioned debentures until June 30, 2007, subject to the Company providing Cornell with certain consideration as specified in the attached agreement. Cornell has agreed that its timely receipt of the aforementioned consideration would fully settle all the Company's obligations to it.

Item 9.01  Financial Statements and Exhibits.

(a)      Financial Statements

         None

(b)      Exhibits

         10.40 Agreement Amending Debentures Held by Cornell Capital Partners, LP and its Affiliate Montgomery Equity Partners, Ltd.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 26, 2007                     FITTIPALDI LOGISTICS, INC.



                                            By:      /s/ David S. Brooks
                                                     -------------------
                                                     David S. Brooks
                                                     Chief Executive Officer















                                       2